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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 2, 2000

                                 ---------------

                                  ODWALLA, INC.

               --------------------------------------------------
               (Exact name of registrant as specified in charter)

 CALIFORNIA                     0-23036                      77-0096788
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)

                  120 STONE PINE ROAD, HALF MOON BAY, CA 94019
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (650) 726-1888

                                ------------------

                                      NONE

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         (Former name or former address, if changed since last report.)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 2, 2000, Odwalla, Inc. ("Registrant") completed its acquisition of Fresh Samantha, Inc. ("Fresh Samantha"), a privately-held company, in accordance with the previously announced Agreement and Plan of Merger ("Merger Agreement") dated February 2, 2000. In the merger, a wholly owned subsidiary of Registrant was merged with and into Fresh Samantha with Fresh Samantha surviving as a wholly owned subsidiary of Registrant. Registrant issued 3,612,122 shares of Registrant's common stock in exchange for all outstanding stock of Fresh Samantha. The acquisition was accounted for as a purchase. The price of Registrant's common stock at the close of trading on May 2, 2000 was $6.375, making the market value of the Registrant's common stock issued in consideration for the outstanding stock of Fresh Samantha equal to approximately $23 million as of such date.

         Concurrently with the consummation of the merger, Registrant also issued shares of Registrant's common stock to three funds managed by Wasserstein Perella Group, Inc. (the "Wasserstein Perella Funds") and to Catterton-Simon Partners III, L.P. (the "Catterton-Simon Partners"). Pursuant to a Stock Purchase Agreement (the "Purchase Agreement"), dated as of February 11, 2000, and amended as of April 25, 2000, among Registrant, U.S. Equity Partners, L.P., and the Catterton-Simon Partners, Registrant issued 800,641 shares of the Registrant's common stock to the Wasserstein Perella Funds for an aggregate purchase price of approximately $5 million. Registrant also agreed, pursuant to the Purchase Agreement, to issue on or about May 25, 2000, an additional 160,128 shares of Registrant's common stock to Catterton-Simon Partners for an aggregate purchase price of approximately $1 million. In addition, under a Preferred Stock Conversion Agreement, dated as of February 11, 2000, between Registrant and Catterton-Simon Partners, Registrant issued 1,333,333 shares of Registrant's common stock to Catterton-Simon Partners in exchange for 1,074,666 shares of Registrant's Series A Preferred Stock, representing all of the outstanding shares of such stock, held by Catterton-simon Partners and cancellation of a warrant to purchase 75,000 shares of Registrant's common stock, held by Catterton-Simon Partners.

         After completion of these transactions, including the anticipated issuance of common stock to Catterton-Simon Partners later this month, Registrant has 11,031,985 shares of common stock outstanding. The stock ownership by the former Fresh Samantha shareholders, Catterton-Simon Partners and Wasserstein Perella Funds is approximately 32.7%, 13.5% and 7.3%, respectively.

         The completion of the acquisition and the issuance of common stock, including the reacquisition of the Series A Preferred Stock, followed approval by Registrant's shareholders of the proposals to effect the merger and the related transactions at the Annual Shareholders Meeting on April 25, 2000. The following matters were voted upon at the annual meeting:

1. Approve the merger and the issuance of shares of Registrant common stock pursuant to the Agreement and Plan of Merger, dated as of February 2, 2000, by and among Registrant, Orange Acquisition Sub, Inc., and Fresh Samantha, Inc. The results of the voting were as follows:

                 Number of shares voted FOR                      3,595,913
                 Number of shares voted AGAINST                     25,029
                 Number of shares voted ABSTAINING                  19,523

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2.            Approve the amendment to the Certificate of Designation of the
              Series A Preferred stock to permit the conversion of the shares of Series A Preferred Stock held by Catterton-Simon Partners into shares of Registrant's common stock based on a conversion ratio of 1.2407-to-1, rather than on the conversion ratio of 1-to-1 set forth in the existing Certificate of Designation. The results of the voting were as follows:

                 Number of shares voted FOR                      3,290,089
                 Number of shares voted AGAINST                    196,624
                 Number of shares voted ABSTAINING                 163,752

3. Approve the adoption of an amendment to Registrant's 1997 Stock Option/Stock Issuance Plan to increase the number of shares of Registrant's common stock authorized for issuance thereunder from 1,648,475 shares to 2,148,475 shares. The results of the voting were as follows:

                 Number of shares voted FOR                      3,280,074
                 Number of shares voted AGAINST                    201,591
                 Number of shares voted ABSTAINING                 158,200

4. Elect six directors of Registrant to serve until the 2001 annual meeting of shareholders or until their successors are elected and qualified. The results of the voting were as follows:

                                                  For               Withheld
                                               ---------            --------
                 D. Stephen C. Williamson      5,444,934             514,583
                 Richard Grubman               5,174,611             784,906
                 Ranzell Nickelson, II         5,167,625             791,892
                 Martin S. Gans                5,174,661             784,856
                 Craig H. Sakin                5,770,923             188,594
                 Greg A. Steltenpohl           5,792,283             167,234

5. Ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of Registrant for the fiscal year ending September 2, 2000. The results of the voting were as follows:

                 Number of shares voted FOR                       5,930,488
                 Number of shares voted AGAINST                      10,566
                 Number of shares voted ABSTAINING                   18,463


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         On May 2, 2000, as provided in the Merger Agreement, the Shareholders'
Rights Agreement, dated May 2, 2000, among the Registrant, Samantha Investors, LLC, and the shareholders of Registrant and other persons named therein, and the Letter Agreement, dated May 1, 2000, from Bain Capital Fund VI, L.P. to Registrant and Catterton-Simon Partners III, L.P., at the effective time of the merger, Registrant's board of directors was increased to seven members, directors Martin S. Gans, Ranzell Nickelson and Greg A. Steltenpohl resigned and Andrew E. Balson, and Mark E. Nunnelly, as nominees of Bain Capital Inc. ("Bain"), and Ellis B. Jones, as nominee for Wasserstein Perella Funds, were elected to Registrant's board of directors on May 2, 2000. The parties to the Shareholders' Rights Agreement agreed to elect a nominee of Bain as the seventh member of the board of directors.

         On April 28, 2000, in anticipation of the May 2, 2000 closing of the merger, Registrant completed an amendment to its existing credit agreement with Imperial Bank. The amendment increased Registrant's line of credit from $5.0 million to $10.0 million under terms generally similar to the current credit agreement.

         A copy of the press release issued on May 3, 2000 in connection with the above transaction is incorporated herein by reference and is attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The financial statements and pro forma financial information required to be filed pursuant to Items 7(a) and 7(b) will be filed by amendment prior to July 15, 2000.

(c)      Exhibits.

         Exhibit
         Number       Description
         ------       -----------
          2.1       Amended By-Laws of Odwalla, Inc. dated May 2, 2000
         10.1       Employment Agreement dated May 2, 2000 between Registrant
                    and Douglas L. Levin
         10.2       Amendment Agreement dated April 28, 2000 between Registrant and Imperial Bank
         10.3       Stock Purchase Agreement dated February 11, 2000 between
                    Registrant, U.S. Equity Partners, L.P. and Catterton-Simon
                    Partners III, L.P.
         10.4       Amendment No. 1 to the Stock Purchase Agreement dated
                    April 25, 2000 between Registrant, U.S. Equity Partners,
                    L.P., U.S. Equity Partners (Offshore), L.P.,
                    Catterton-Simon Partners III, L.P., and BancBoston
                    Investments, Inc.
         10.5       Shareholders Rights Agreement dated May 2, 2000 among
                    Registrant, Samantha Investors, LLC, and the shareholders
                    of Registrant and other persons named therein.
         10.6       Preferred Stock Conversion Agreement dated as of April 24,
                    2000, between Registrant and Catterton-Simon Partners III,
                    L.P.
         10.7       Letter Agreement, dated May 1, 2000, from Bain Capital Fund
                    VI, L.P., to Registrant and Catterton-Simon Partners III,
                    L.P.
         10.8*      Agreement and Plan of Merger dated February 2, 2000
                    between Registrant, Fresh Samantha, Inc., and Orange
                    Acquisition Sub, Inc.
         99         Press Release dated May 3, 2000.

* Incorporated by reference to the Registrant's definitive Proxy Statement dated March 16, 2000


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ODWALLA, INC.


DATE:  May 10, 2000                   By:
                                      /s/ James R. Steichen
                                      -------------------------
                                      Name:  James R. Steichen
                                      Title: Senior Vice President - Finance,
                                             and Chief Financial Officer